UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 13, 2008

ELECTRONIC DATA SYSTEMS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	01-11779	75-2548221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On May 13, 2008, Electronic Data Systems Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Hewlett-Packard Company (“Parent”) and Hawk Merger Corporation, a wholly owned subsidiary of Parent (“MergerCo”), pursuant to which, and subject to the terms and conditions set forth therein, at the Effective Time (as defined in the Merger Agreement), MergerCo will merge with and into the Company (the “Merger”) and the Company will continue as the surviving corporation and a wholly owned subsidiary of Parent. The Board of Directors of the Company has unanimously determined that the Merger Agreement and the transactions provided for therein (including the Merger) are fair to and in the best interests of the Company and its stockholders, declared the Merger Agreement and the Merger advisable, approved the Merger Agreement and resolved to recommend adoption of the Merger Agreement by the Company’s stockholders.

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the Effective Time, each share of common stock of the Company issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by Parent, MergerCo or the Company or any of their respective direct or indirect wholly-owned subsidiaries or (ii) Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive $25.00 in cash, without interest.

The completion of the Merger is subject to various conditions, including (i) approval of the Merger by the holders of a majority of the outstanding shares of the Company’s common stock, (ii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) clearance of the Merger by the European Commission, (iv) receipt of certain other required regulatory approvals, and (v) other customary closing conditions.

The Merger Agreement may be terminated under certain circumstances, including, subject to the terms of the Merger Agreement, if the Company’s Board of Directors determines to accept an unsolicited superior proposal, provided that Parent has first been given notice and the opportunity to make an offer that results in the proposal no longer being a superior proposal. The Merger Agreement provides that if the Merger Agreement is terminated under certain circumstances, the Company will be required to pay Parent a termination fee of $375 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or MergerCo or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Section 8—Other Events

Item 8.01	Other Events

On May 13, 2008, a press release was issued announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1.

Additional information and where to find it

The Company intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the Merger. The definitive proxy statement will be sent or given to the stockholders of the Company. Before making any voting or investment decision with respect to the Merger, investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the Merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to the Company’s Investor Relations page on its corporate website at www.eds.com or by directing a request to the Company at 5400 Legacy Drive, Plano, TX 75024 — Attention: Investor Relations.

Participants in the solicitation

The Company and Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information about Parent’s directors and executive officers is set forth in Parent’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and Parent’s Annual Report on Form 10-K filed on December 18, 2007. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and the Company’s Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company intends to file with the SEC.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 13, 2008, among Electronic Data Systems Corporation, Hewlett-Packard Company and Hawk Merger Corporation.

99.1	Press Release dated May 13, 2008.*

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2008	ELECTRONIC DATA SYSTEMS CORPORATION

	By:	/s/ Storrow M. Gordon
	Name:	Storrow M. Gordon
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 13, 2008, among Electronic Data Systems Corporation, Hewlett-Packard Company and Hawk Merger Corporation.

99.1	Press Release dated May 13, 2008.*

* Previously filed.